                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  We, the undersigned officers and directors of CONNECTICUT ENERGY CORPORATION, hereby severally constitute J. Richard Tiano and Carol A. Forest, and each of them singly, our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-3 relating to Connecticut Energy Corporation's sale of up to 1,000,000 shares of Common Stock and any and all amendments to such Registration Statement, and generally to do all such things in our name and on our behalf in our capacities as officers or directors to enable Connecticut Energy Corporation to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
         /s/ J.R. Crespo             Chairman of the Board,         January 25, 1994
- ------------------------------------  President and Chief
            J.R. Crespo               Executive Officer and
                                      Director (Principal
                                      Executive Officer)


       /s/ Carol A. Forest           Vice President, Finance,       January 25, 1994
- ------------------------------------  Chief Financial Officer and
          Carol A. Forest             Treasurer (Principal
                                      Financial Officer)


   /s/ Vincent L. Ammann, Jr.        Vice President and Chief       January 25, 1994
- ------------------------------------  Accounting Officer
       Vincent L. Ammann, Jr.         (Principal Accounting
                                      Officer)


     /s/ Henry Chauncey, Jr.                   Director             January 25, 1994
- ------------------------------------
        Henry Chauncey, Jr.
    /s/ James P. Comer, M.D.                   Director             January 25, 1994
- ------------------------------------
        James P. Comer, M.D.
     /s/ Richard F. Freeman                    Director             January 25, 1994
- ------------------------------------
         Richard F. Freeman
       /s/ Paul H. Johnson                     Director             January 25, 1994
- ------------------------------------
          Paul H. Johnson
       /s/ Richard M. Hoyt                     Director             January 25, 1994
- ------------------------------------
          Richard M. Hoyt
    /s/ Newman M. Marsilius, III               Director             January 25, 1994
- ------------------------------------
      Newman M. Marsilius, III

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
      /s/ Samuel M. Sugden                     Director             January 25, 1994
- ------------------------------------
          Samuel M. Sugden
    /s/ Christopher D. Turner                  Director             January 25, 1994
- ------------------------------------
       Christopher D. Turner
     /s/ Helen B. Wasserman                    Director             January 25, 1994
- ------------------------------------
         Helen B. Wasserman

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